EXHIBIT 10.33

STANDARD INDUSTRIAL LEASE — SPECIAL NET

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. Parties. This Lease, dated, for reference purposes only, September 1, 1990 is made by and between GUY CHRISTENSEN and JEANNE CHRISTENSEN, husband and wife; RUDY MACIAS and TINA MACIAS, husband and wife; and DON G. HAIDL AND GAIL MARGARET HAIDL, (herein called “Lessor”) husband and wife and Asset Liquidation Group, Inc. (herein called “Lessee”)

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles State of California commonly known as 13005 East Temple, City of Industry, CA 91746 and described as See Exhibit A hereto. Said real property including the land and all improvements therein, is herein called “the Premises”.

3. Term.

3.1 Term. The term of this Lease shall be for three (3) years commencing on September 1, 1990 and ending on August 31, 1993 unless sooner terminated pursuant to any provision hereof.

3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date. Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee: provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date. Lessee may, at Lessee’s option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder: provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period. Lessee’s right to cancel this Lease hereunder shall terminate and be of no further force or effect.

3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent: Special Net Lease.

4.1 Rent. Lessee shall pay to Lessor as rent for the Premises monthly payments of $15,000, in advance, on the 1st day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $15,000 as rent for the month of October, 1990. Lessee shall additionally pay as rent for the Premises, the monthly payment to Sanwa Bank under the terms of that certain Promissory Note Secured by Deed of Trust dated February 12, 1987.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

4.2 Special Net Lease. This Lease is what is commonly called a “Net, Net, Net Lease”, it being understood that the Lessor shall receive the rent set forth in Paragraph 4.1 free and clear of any and all other impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the Premises. In addition to the rent reserved by Paragraph 4.1, Lessee shall pay to the parties respectively entitled thereto all impositions, insurance premiums, operating charges, maintenance charges, construction costs, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the term hereof. All of such charges, costs and expenses shall constitute additional rent, and upon the failure of Lessee to pay any of such costs, charges or expenses. Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Lessee, and that the Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

6. Use.

6.1 Use. The Premises shall be used and occupied only for the business of conducting auctions or any other use which is reasonably comparable and for no other purpose.

6.2 Compliance with Law.

(a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without XXXXX use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code XXXXX ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then XXXXX obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor’s sole cost and expense, rectify any such violation XXXXX Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term XXXXX correction of same shall be the obligation of the Lessee at Lessee’s sole cost. The warranty contained in this paragraph 6.2(a) shall be XXXXX effect if, prior to the date of this Lease. Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct XXXXX at Lessee’s sole cost.

(b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee’s expense, comply promptly with all applicable statutes, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term XXXXX the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create XXXXX or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

6.3 Condition of Premises.

(a) Lessor shall deliver the Premises to Lessee clean and free of XXXXX on Lease commencement date (unless XXXXX possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating and loading doors in the XXXXX in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated XXXXX the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to XXXXX sole cost, rectify such violation. Lessee’s failure to give such written notice to Lessor within thirty (30) days after the Lease XXXXX shall cause the conclusive presumption that Lessor has complied with all of Lessor’s obligation hereunder. The warranty XXXXX paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease. Lessee was the owner or occupant of the Premises.

(b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable XXXXX county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges Lessor nor Lessor’s agent has made any representation or warranty as to the present or future suitability of the Premises for the XXXXX business.

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(This is a special form containing unique provisions and should only be used in special situations where the LESSEE will pay rent under all circumstances and in the event of destruction the LESSEE will rebuild under all circumstances.)

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© American Industrial Real Estate Association 1980

7. Maintenance, Repairs and XXXXX

7.1 Lessee’s Obligations. Lessee shall keep in good order, condition and repair the Premises and every part thereof structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of such XXXXX Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall procure and maintain at Lessee’s expense an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises fixtures, walls interior and exterior), foundations, ceiling, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

7.2 Surrender. On the last day of the term hereof or on any sooner termination, Lessee shall surrender the Premises to Lessor XXXXX same condition as when received ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee’s trade fixtures, furnishing and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the airlines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning XXXXX and fencing on the premises in good condition.

7.3 Lessor’s Rights. If Lessee fails to perform Lessee’s obligations under this Paragraph 7, or under paragraph of this Lease Lessor may at its option XXXXX shall not be required to) enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of an emergency in which case no notice shall be required), perform such obligations on Lessee’s behalf and put the same in good order XXXXX repair and the cost thereof together with interest thereon at the maximum rate than allowable by law shall become due and XXXXX rental to Lessor together with Lessee’s next rental installment.

7.4 Lessor’s Obligations. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a) (relating to Lessor’s warranty. XXXXX relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by XXXXX Lessor have no obligation in any manner whatsoever to repair and maintain the Premises nor the building located thereon XXXXX therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph XXXXX expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make XXXXX expense or to terminate this Lease because of Lessor’s failure to keep the premises in good order, condition and repair.

8. Insurance Indemnity.

8.1 Insuring Party. As used in this Paragraph 8, the term “insuring party” shall mean the party who has the obligation to obtain XXXXX Insurance required hereunder. The insuring party shall be designated in Paragraph 46 hereof. In the event Lessor is the insuring party XXXXX also maintain the liability insurance described in paragraph 8.2 hereof, in addition to and not in lieu of the insurance required to be XXXXX Lessee under said paragraph 8.2, but Lessor shall not be required to name Lessee as an additional insured on such policy. Whether XXXXX party is the Lessor or the Lessee. Lessee shall, as additional rent for the Premises pay the cost of all insurance required hereunder XXXXX portion of the cost attributable to Lessor’s liability insurance coverage in excess of $1,000,000 per occurrence. If Lessor is the insuring XXXXX shall within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

8.2 Liability Insurance. Lessee shall, at Lessee’s expense obtain and keep in force during the term of this Lease policy of XXXXX Limit Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership XXXXX or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount XXXXX $XXXXX per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The XXXXX insurance shall not, however, limit the liability of Lessee hereunder.

8.3 Property Insurance.

(a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering XXXXX to the Premises in the amount of the full replacement value thereof, as the same may exist from time to time, which replace XXXXX now $                                         , but in no event less than the total amount required by lenders having liens on the Premises XXXXX included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a XXXXX lien on the Premises), and special extended perils (“all risk” as such term is used in the insurance industry). Said insurance XXXXX payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. A Stipulated value or agreed amount endorse XXXXX coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorse XXXXX increase in annual property insurance coverage by 2% per quarter. If the insuring party shall fail to procure and maintain said XXXXX party may, but shall not be required to procure and maintain the same but at the expense of Lessee. If such insurance coverage XXXXX clause the deductible amount shall not exceed $1,000 per occurrence and Lessee shall be liable for such deductible amount XXXXX.

(b) If the Premises are part of a larger building or if the Premises are part of a group of buildings owned by Lessor XXXXX the Premises then Lessee shall pay for any increase in the property insurance of such other building or buildings if said XXXXX Lessee’s acts omissions use or occupancy of the Premises.

(c) If the Lessor is the insuring party the Lessor will not insure Lessee’s fixtures, equipment or tenant XXXXX improvements have become a part of the Premises under paragraph 7 hereof. But if Lessee is the insuring party the Lessee’s XXXXX equipment and tenant improvements.

8.4 Insurance Policies. Insurance required hereunder shall be in companies holding a General Policyholders Rating XXXXX such other XXXXX as may be required by a lender having a lien on the Premises as set forth in the most current issue of XXXXX. The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence XXXXX as required by this paragraph 8. No such policy shall be cancellable or subject to XXXXX (30) days prior written notice to XXXXX Lessee is the insuring party Lessee shall at Lease XXXXX Lessor with renewals or XXXXX thereof or Lessor may order such insurance and XXXXX to Lessee prior amount shall be payable by Lessee upon demand Lessee shall not do or permit to be done anything XXXXX insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost XXXXX referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor’s demand reimburse Lessor for any additional premiums XXXXX acts or omission or XXXXX of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party and if XXXXX maintained hereunder cover other improvements in addition to the Premises. Lessor shall deliver to Lessee a written statement XXXXX amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

8.5 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other and waive their entire right of XXXXX other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in on or XXXXX whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall XXXXX the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver XXXXX contained in this Lease.

8.6 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from XXXXX Premises or from the conduct of Lessee’s business or from any activity, work or things done, permitted or suffered by Lessee XXXXX Premises or elsewhere and shall further and hold harmless Lessor from and against any and all claims from any XXXXX

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in the performance of any obligation on XXXXX part to be performed under the terms of this XXXXX arising from any negligence of the Lessee or any of Lessee’s agents, contractors, or employees, and from and against all costs, attorney’s fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason or any such claim. Lessee upon notice from Lessor shall defend the same at Lessee’s expense by counsel satisfactory to Lessor. Lessee as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

8.7 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee’s business or any XXXXX of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee’s employees, invitees, customers or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee. Lessee’s employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, construction or other defects or pipes, sprinklers wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9.	Damage, Destruction, Obligation to Rebuild, Rent Abatement.

9.1 Obligation to Rebuild. In the event that some or all of the improvements constituting a part of the Premises or the Premises itself are damaged or destroyed, partially or totally from any cause whatsoever, whether or not such damage or destruction is covered by any insurance required to be maintained under Paragraph 8.3 hereof, then Lessee shall repair, restore and rebuild the Premises to its condition existing immediately prior to such damage or destruction and this Lease shall remain in full force and effect. Such repair, restoration and rebuilding (all of which are herein called “repair”) shall be commenced within a reasonable time after such damage or destruction has occurred and shall be diligently pursued to completion.

9.2 Insurance Proceeds. The proceeds of any insurance maintained under Paragraph 8.3 hereof shall be made available to Lessee for payment of costs and expense of repair, provided however, that such proceeds may be made available to Lessee subject to reasonable conditions including, but not limited to architect’s certification of cost, retention of percentage of such proceeds pending recordation of a notice of completion and a lien and completion bond to insure against mechanic’s or materialmen’s liens arising out of the repair and to insure completion of the repair, all at the expense of Lessee. In the event the insurance proceeds are insufficient to cover the cost of repair, then any amounts required over the amount of the insurance proceeds received that are required to complete said repair shall be paid by Lessee. In the event the insurance proceeds are not made available to Lessee within 120 days after such damage or destruction, unless the amount of insurance coverage is in dispute with the insurance carrier. Lessee shall have the option for 30 days commencing on the expiration of such 120 day period, of cancelling this Lease. If Lessee shall exercise such option. Lessee shall have no further obligation hereunder and shall have no claim against Lessor. Lessee, in order to exercise said option, shall exercise said option by giving written notice to Lessor within said 30 day period, time being of the essence.

9.3 Damage Near End of Term.

(a) If the Premises are damaged or destroyed, either partially or totally, during the last six months of the term of this Lease, Lessor may at Lessor’s option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor’s election to do so within 30 days after the date of occurrence of such damage.

(b) Notwithstanding paragraph 9.3(a) to the contrary, in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired. Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after damage or destruction to the Premises, either total or partial occurring during the last six months of the term of this Lease, which damage or destruction is covered by insurance required to be maintained under paragraph 8. If Lessee duly exercises such option during said 20 day period, Lessee shall, in accordance with paragraph 9.2, at Lessee’s expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor’s option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor’s election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

9.4 Abatement of Rent. Notwithstanding the partial or total destruction of the Premises and any part thereof, and notwithstanding whether the casualty is insured or not, there shall be no abatement of rent or of any other obligation of Lessee hereunder by reason of such damage or destruction unless the Lease is terminated by virtue of any other provision of this Lease.

9.5 Termination – Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s security deposit as has not theretofore been applied by Lessor.

9.6 Waiver. Lessee waives the provisions of any statutes which relate to termination of leases when the thing leased is destroyed and agrees that such event shall be governed by the terms of this Lease.

10.	Real Property Taxes.

10.1 Payment of Taxes. Lessee shall pay the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof. Lessee’s share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee’s next rent installment together with interest at the maximum rate then allowable by law.

10.2 Definition of “Real Property Tax”. As used herein, the term “real property tax” shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor’s right to XXXXX other income therefrom, and as against Lessor’s business of leasing the Premises. The term “real property tax” shall also include any tax fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the XXXXX of “real property tax,” or (ii) the nature of which was hereinbefore included within the definition of “real property tax,” or (iii) which is imposed or a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total of Lessor’s interest in the Premises or which is added to a tax or charge hereinbefore included XXXXX the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto or any transfers hereof.

10.3 Joint Assessment. If the Premises are not separately assessed, Lessee’s liability shall be an equitable proportion of the XXXXX taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available. Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

10.4 Personal Property Taxes.

(a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishing, equipment and XXXXX personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, XXXXX and all other personal property to be assessed and billed separately from the real property of Lessor.

(b) If any of Lessee’s said personal property shall be assessed with Lessor’s real property. Lessee shall pay Lessor the taxes XXXXX Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises XXXXX with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be XXXXX Lessor of all charges jointly metered with other premises.

12. Assignment and Subletting. Lessee may assign or sublet the Premises or any portion thereof without Lessor’s consent.

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13. Defaults; Remedies.

13.1 Defaults. The occurrence of an, XXXXX or more of the following events shall constituted, material default and breach of this Lease by Lessee:

(a) The vacating or abandonment of the Premises by Lessee.

(b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder as and when due where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statues such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

(c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than described in paragraph (b) above where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee provided, however, that if the nature of Lessee’s default is such that more than 30 days are reasonably required for its cure then Lessee shall not be deemed to be default if Lessee commenced such cure within 30-day period and thereafter diligently prosecutes such XXXXX to completion.

(d) XXXXX by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a debtor as defined in XXXXX any successor stature thereto unless in the case of a petition filed against Lessee the same as dismissed within XXXXX a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s XXXXX where possession is not restored to Lessee within 30 days or (iv) the attachment execution or other judicial seizure of substantially XXXXX of Lessee assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within 30 days. Provided however in the event that any provision of this paragraph 13.1 (d) is contrary to any applicable law, such provision shall be of XXXXX or effect.

(e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee any successor in interest of Lessee or any guarantor of Lessee’s obligation hereunder and any of them was materially false.

13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach.

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Leases shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee’s default including but not limited to the cost of recovering possession of the Premises: expenses of XXXXX necessary renovation and alteration of the Premises reasonable attorney’s fees and any real estate commission actually paid the XXXXX of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of XXXXX award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided: that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

(b) Maintain Lessee’s right possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises, in such event Lessor shall be entitled Lessor shall be entitled to enforce all of Lessor’s rights and remedies under this Lease, including the right to recover XXXXX as it becomes due hereunder.

(c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time but in no event later that thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation: provided, however, that if the nature of Lessor’s obligation is such that more than (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period thereafter diligently prosecutes the same to completion.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee or Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such cost include out are not limited to processing and accounting charges and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessees shall not be received by Lessor or Lessor’s designee within (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder in the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

13.5 Impounds. In the event that a late charge payable hereunder whether or not collected for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other XXXXX required under this Lease, a monthly advance installment payable at the same time as the monthly rent, as estimated by Lessor for real XXXXX and assurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such funds shall be established XXXXX of any or all such real property taxes and insurance premiums. If the amounts paid to XXXXX under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and XXXXX as the same become due. Lessee shall pay to Lessor upon Lessor’s demand, such additional sums necessary to pay such XXXXX moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event XXXXX obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this XXXXX the option of Lessor be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real XXXXX and insurance premiums.

14. Condemnation. XXXXX Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the XXXXX (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the XXXXX authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises or more than XXXXX area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee’s option, to be XXXXX writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice with XXXXX days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority XXXXX possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect XXXXX of the Premises remaining except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total XXXXX of the building situated on the Premises. In the event that this Lease is not terminated by reason of such condemnation. Lessor’s XXXXX extent of severance damages received by Lessor in connection with such condemnation, repair any damages to the Premise cause XXXXX condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount XXXXX of such severance damages required to complete such repair.

16. Estoppel Certificate.

(a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute acknowledge and XXXXX statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified starting the nature of such XXXXX certifying that this Lease as so modified is in full force and effect) and the date to which the rent and other charges are paid in advance XXXXX (ii) acknowledging that there are not, to Lessee’s knowledge any uncured defaults on the part of Lessor hereunder or specifying such XXXXX any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises XXXXX.

(b) At Lessor’s option, Lessee’s failure to deliver such statement within such time shall be a material breach of this Lease XXXXX conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor. XXXXX no uncured defaults in Lessor‘s performance, and (iii) that not more than one month’s rent has been paid in advance or such XXXXX considered by Lessor as a default by Lessee under this Lease.

(c) If Lessor desired to finance, refinance, or sell the Premise, or an part thereof Lessee hereby agrees to deliver to any XXXXX purchaser designated by Lessor such financial statements of Lease as may be reasonably required by such lender or purchaser. Such statements shall include the past three years financial statements of Lessee. All such financial statements shall be received by Lessor and such ender or purchaser in confidence and shall be used only for the purpose herein set forth.

Initials:

SPECIAL NET

17. Lessor’s Liability. The term Lessor used herein shall mean only the owner XXXXX time in question of the fee title or a lessee’s interest in a ground lease of the Premises XXXXX except as expressly provided in Paragraph 15.XXXXX event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor’s obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor’s successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence.

21. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease. Lessee hereby acknowledges that neither the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor’s consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30. Subordinations.

(a) This Lease, at Lessor’s option, shall be subordinate to any mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee’s right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage deed of trust or ground lease or the date of recording thereof.

(b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior XXXXX of any mortgage, deed of trust or ground lease, as the case may be. Lessee’s failure to execute such documents within 10 days after written XXXXX shall constitute a material default by Lessee hereunder, or, at Lessor’s option, Lessor shall execute such documents on behalf of Lessee as XXXXX attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee’s attorney-in-fact and in Lessee’s name XXXXX stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney’s Fees. If either party of the broker named herein brings an action to enforce the terms hereof or declare rights hereby XXXXX prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney’s fees to be paid by the losing party as XXXXX court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessor’s Access. Lessor and Lessor’s agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on XXXXX the Premises any ordinary “For Sale” signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary “For Lease” signs, all without rebate of rent or liability to Lessee.

34. Signs. Lessee shall not place any sign upon the Premises without Lessor’s prior written consent except that Lessee shall have XXXXX without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor shall XXXXX merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an XXXXX Lessor of any or all of such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party’s XXXXX shall not be unreasonably withheld.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee XXXXX.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants XXXXX provisions on Lessee’s part to be observed and performed hereunder. Lessee shall have quiet possession of the Premises for the XXXXX subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to LessXXXXX fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all XXXXX ownership interest in the Premises.

39. Options.

39.1 Definition. As used in this paragraph the word “Options” has the following meaning: (1) the right or option to extend XXXXX Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor: (2) the option or right of XXXXX lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor of the right XXXXX to lease other property of Lessor: (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises XXXXX first to offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase XXXXX of Lessor or the right of first offer to purchase other property of Lessor.

39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later options cannot XXXXX unless the prior option to extend or renew this Lease has been so exercised.

Initials:

SPECIAL NET

39.4 Effect of Default on XXXXX.

(a) Lessee shall have no right to XXXXX an Option, notwithstanding any provision XXXXX grant of Option to the contrary XXXXX time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and XXXXX alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor XXXXX due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee) XXXXX event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge has become payable under paragraph 13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee XXXXX exercise an Option because of the provisions of paragraph 39.4(a).

(c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option XXXXX after such exercise and during the term of this Lease. XXXXX Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee) or XXXXX Lessee fails to commence to cure a default specified in paragraph 13XXXXX within 30 days after the date that Lessor gives notice to Lessee of such XXXXX and or Lessee fails thereafter to diligently prosecute said cure to completion or XXXXX Lessee commits a default described XXXXX paragraph 13XXXXX, 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee) or (iv) Lessor gives to Lessee three or more XXXXX default under paragraph 13.1(b) where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1XXXXX or not the defaults are cured.

40. Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that XXXXX abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety care and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Insuring Party. The insuring party under this lease shall be the Lessee

47. Addendum. Attached hereto is an addendum or addenda containing paragraphs 48 through 50** which constitutes a part of this Lease.

**	and inserts to paragraphs 4.1 and 10.1.

Guy Christensen

Jeanne Christinsen

Rudy Macias

Tina Macias

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION XXXXX BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR THE CONSEQUENCES OF THIS LESE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

Executed at
on
Don George Haidl
Address
Gail Margaret Haidl

* “LESSOR” (Corporate seal)
Executed at	Asset Liquidation Group, Inc.
on	By
Don Haidl, Manager

Address	By
“LESSEE” (Corporate seal)

For these forms write or call the American Industrial Real Estate Association, 345 South Figueroa St., M-1, Los Angeles, CA 90071 (213) 687-8777.

Initials:

ADDENDUM TO STANDARD INDUSTRIAL LEASE

DATED September 1, 1990

BY AND AMONG Guy Christensen and Jeanne Christensen, husband and wife; Rudy Macias and Tina Macias, husband and wife; and Don George Haidl and Gail Margaret Haidl, husband and wife.

Insert at the end of 4.1:

Notwithstanding the foregoing, during the Option Period, Lessor shall pay all mortgage payments relating to the Premises and Lessee shall have no liability for any mortgage payments during the Option Period.

Insert at the end of 10.1:

Notwithstanding the foregoing, Lessor shall pay the real property tax during the Option Period.

48. Option Period. Lessee shall have an option to renew this Lease upon the following terms and conditions:

48.1 Provided that the Lessee is not in default in the performance of the terms and conditions of this Lease, Lessee shall have options to renew this Lease for four (4) additional periods of one (1) year each (collectively, the “Option Period”). Lessee shall give Lessor written notice exercising this option not less than three (3) months prior to the end date of the initial term hereof, or the then current one (1) year term, as the case may be. Such renewal terms shall be on the same terms and conditions as the initial term of this Lease, except as otherwise provided herein.

48.2 The monthly rental to be paid during the four (4) year renewal period specified in Paragraph 48.1 above shall be $50,000.

49. Sale of Premises or Termination of Lease.

49.1 Consideration for Improvements. Upon any sale of the Premises by Lessor, either during the term of this Lease or thereafter, or upon termination of the Lease for any reason, Lessor shall pay Lessee or its nominee $300,000 as consideration for the approximately 6,000 square foot building situated on the Premises as of the date hereof.

49.2 Option to Purchase.

(a) At any time during the initial term of this Lease or any extensions thereof, if Lessor desires to sell the Premises and receives any offer for the purchase thereof, Lessor shall disclose the terms of such offer to Lessee, in writing, within 10 days following receipt of the offer by Lessor.

(b) Lessee shall have 30 days after receiving notice of the terms of the offer within which to elect to purchase the Premises on terms identical to those offered by the third party. Such election shall be made by written notice to Lessor. Within 30 days after Lessor’s receipt of such notice, the parties shall enter into a formal contract of sale containing the provisions normally used in such contracts in Los Angeles County, California, and expressly including all terms of the original bona fide offer made to Lessor, except as the parties may mutually agree.

(c) If Lessee fails to give the notice and tender the payment as provided in paragraph (b), Lessor may sell the Premises to such third party on the terms contained in the original bona fide offer; provided, however, nothing herein shall affect any agreement to which Lessor is bound which may prohibit such sale. If a contract of sale between Lessor and such third party is not executed within 30 days following the later of (i) Lessor’s receipt of written notification from Lessee indicating that Lessee has elected not to purchase the Premises on the terms offered by the third party, or (ii) expiration of the thirty-day time period described in paragraph (b) during which Lessee can elect to purchase the Premises, then Lessor may not enter into a contract for the sale of the Premises with any third party without first offering the Premises to the Lessee as provided in this paragraph 49.2.

50. Interpretation. No language or provision of this Lease shall be interpreted either for or against any party by virtue of any party or attorneys any party having drafted such language or provision.

RECORDING REQUESTED BY LAW OFFICES OF ANDERSON & DORST 1365 W. Foothill Blvd., Suite 2 Upland, California 91786 WHEN RECORDED MAIL TO Guy Christensen 12201 E. Valley Blvd. El Monte, California 91732
QUITCLAIM DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, GUY CHRISTENSEN and JEANNE CHRISTENSEN, husband and wife; RUDY MACIAS and TINA MACIAS, husband and wife; and DON GEORGE HAIDL and GAIL MARGARET HAIDL, husband and wife do hereby REMISE, RELEASE AND FOREVER QUITCLAIM to GUY CHRISTENSEN and JEANNE CHRISTENSEN, husband and wife as to an undivided one-third interest; RUDY MACIAS and TINA MACIAS, husband and wife as to an undivided one-third interest; and DON GEORGE HAIDL and GAIL MARGARET HAIDL, husband and wife as to an undivided one-third interest the real property in the County of Los Angeles, State of California, described as:

SEE EXHIBIT “A” ATTACHED HERETO.
DATED: May 23, 1991
GUY CHRISTENSEN

JEANNE CHRISTENSEN

RUDY MACIAS

TINA MACIAS

DON GEORGE HAIDL

GAIL MARGARET HAIDL

STATE OF CALIFORNIA	)
)ss
COUNTY OF SAN BERNARDINO	)

On May 23, 1991, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared GUY CHRISTENSEN and JEANNE CHRISTENSEN known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in said County, the day and year this certificate first above written.

Notary Public in and for said County and State.

STATE OF CALIFORNIA	)
)ss
COUNTY OF SAN BERNARDINO	)

On June 4, 1991, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared RUDY MACIAS and TINA MACIAS known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in said County, the day and year this certificate first above written.

Notary Public in and for said County and State.

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF	)

On July 10, 1991 before me, the undersigned, a Notary Public in and for said State, personally appeared DON GEORGE HAIDL and GAIL MARGARET HAIDL, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

WITNESS my hand and official seal.

Notary Public in and for the State

THOSE PORTIONS OF BLOCK 30 AND 31 OF THE O. T. BASSETT’S SUBDIVISION OF THE WORKMAN TRACT, IN THE CITY OF INDUSTRY, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 59 PAGES 4 TO 9 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, INCLUDED WITHIN THE FOLLOWING DESCRIBED LINES:

COMMENCING AT THE POINT OF INTERSECTION OF THE CENTER LINE OF COVINA BOULEVARD (NOW SAN FIDEL AVENUE) WITH THE CENTER LINE OF POMONA BOULEVARD (NOW VALLEY BOULEVARD), AS SHOWN ON THE MAP OF TRACT NO. 8227, RECORDED IN BOOK 92 PAGE 100 OF MAPS, IN THE OFFICE OF SAID COUNTY RECORDER; THENCE NORTH 38° 34' 30" EAST, ALONG SAID CENTER LINE OF COVINA BOULEVARD AND ITS NORTHEASTERLY PROLONGATION, 393.19 FEET TO A POINT IN THE NORTHWESTERLY PROLONGATION OF A LINE THAT IS PARALLEL WITH AND DISTANT NORTHEASTERLY 183.00 FEET, MEASURED AT RIGHT ANGLES FROM THE NORTHEASTERLY LINE OF LOT 1, OF SAID TRACT NO. 8227, SAID LAST MENTIONED POINT BEING HEREBY DESIGNATED “POINT A”; THENCE NORTH 36° 36' 15" EAST, TO THE TRUE POINT OF BEGINNING IN THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN THE DEED TO THEODORE D. ROBERTS AND HELEN R. ROBERTS, HUSBAND AND WIFE, RECORDED IN BOOK 26554 PAGE 34, OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER; THENCE NORTH 36° 36' 15" EAST, TO A POINT THAT IS DISTANT NORTH 36° 36' 15" EAST, 603.31 FEET FROM SAID “POINT A”; THENCE NORTH 38° 30' 15" EAST, 503.58 FEET TO A POINT IN A STRAIGHT LINE HAVING A BEARING OF SOUTH 51° 30' 25" EAST, AND PASSING THROUGH A POINT IN A LINE THAT IS PARALLEL WITH AND DISTANT NORTHWESTERLY 800.00 FEET MEASURED AT RIGHT ANGLES FROM THE SOUTHWESTERLY LINE OF THE NORTHWESTERLY 30 FEET OF BALDWIN PARK BOULEVARD 70 FEET WIDE, FORMERLY COVINA STREET 60 FEET WIDE, AS SHOWN ON SAID MAP OF THE O. T. BASSETT’S SUBDIVISION OF THE WORKMAN TRACT, SAID POINT BEING DISTANT ALONG SAID PARALLEL LINE NORTH 38° 30' 15" EAST, 1117.59 FEET FROM A LINE THAT IS PARALLEL WITH AND DISTANT SOUTHWESTERLY 30 FEET MEASURED AT RIGHT ANGLES FROM THE NORTHWESTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF LOT 53 OF BLOCK 32 OF SAID O. T. BASSETT’S SUBDIVISION OF THE WORKMAN TRACT; THENCE SOUTH 51° 30' 25" EAST, ALONG SAID STRAIGHT LINE 5.00 FEET TO A POINT IN THE NORTHWESTERLY LINE OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN THE DEED TO MATTEL, INC., RECORDED ON MAY 17, 1963 AS DOCUMENT NO. 2020 IN BOOK D2032 PAGE 620, OF SAID OFFICIAL RECORDS; THENCE NORTH 38° 30' 15" EAST, ALONG SAID NORTHWESTERLY LINE 130.00 FEET; THENCE NORTH 51° 29' 45" WEST, 251 FEET MORE OR LESS, TO A POINT IN THE NORTHWESTERLY BOUNDARY OF SAID BLOCK 30; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY BOUNDARY AND ALONG SAID NORTHWESTERLY BOUNDARY OF SAID BLOCK 31 TO AND ALONG THE SOUTHEASTERLY LINE OF THE LAND DESCRIBED IN THE DEED TO SAID THEODORE D. ROBERTS AND WIFE, TO A POINT IN SAID SOUTHWESTERLY LINE OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN SAID DEED TO THEODORE D. ROBERTS AND HELEN R.

Exhibit A

ROBERTS, HUSBAND AND WIFE; THENCE SOUTHEASTERLY ALONG THE SOUTHEASTERLY PROLONGATION OF SAID SOUTHWESTERLY LINE 58 FEET MORE OR LESS, TO THE TRUE POINT OF BEGINNING, CONTAINING AN AREA OF 2.45 ACRES, MORE OR LESS.

EXCEPTING THEREFROM THAT PORTION OF SAID PROPERTY LYING BELOW A DEPTH OF FIVE HUNDRED (500) FEET MEASURED VERTICALLY FROM THE CONTOUR OF THE SURFACE THEREOF; PROVIDED, HOWEVER, THAT SAID GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY AND ALL PURPOSES TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE PORTION OF SAID PROPERTY LYING ABOVE 500 FEET, MEASURED VERTICALLY FROM THE CONTOUR OF THE SURFACE OF SAID PROPERTY, AS RESERVED BY SOUTHERN PACIFIC TRANSPORTATION COMPANY, A DELAWARE CORPORATION, IN DEED RECORDED AUGUST 25, 1971 AS INSTRUMENT NO. 374.

RESERVING THEREFROM AN EASEMENT FOR UTILITY PURPOSES OVER THE FOLLOWING DESCRIBED LAND:

A STRIP OF LAND 15.00 FEET WIDE, THE SOUTHWESTERLY SIDELINE THEREOF DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THAT CERTAIN COURSE SHOWN AS “S 32° 15’ W 594 FEET” IN THE WESTERLY BOUNDARY LINE OF BLOCK 31 OF O.T. BASSET’S SUBDIVISION OF THE WORKMAN TRACT AS PER MAP RECORDED IN BOOK 59 PAGES 4 TO 9 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, DISTANT THEREON ON A DIFFERENT BASIS OF BEARINGS NORTH 31° 54’ 24” EAST 62.15 FEET FROM THE SOUTHWESTERLY TERMINUS OF SAID CERTAIN COURSE, SHOWN AS STA. 8 ON SAID MAP OF O.T. BASSET’S SUBDIVISION; THENCE LEAVING SAID BOUNDARY LINE SOUTH 22° 12’ 31” EAST 45.68 FEET MORE OR LESS TO THE NORTHWESTERLY SIDELINE OF TEMPLE AVENUE 60.00 FEET WIDE AS IT NOW EXISTS.

THE NORTHEASTERLY SIDELINE OF SAID STRIP OF LAND SHALL BE LENGTHENED OR SHORTHENED SO AS TO TERMINATE INTO SAID SIDELINE OF TEMPLE AVENUE.

Exhibit A

RECORDING REQUESTED BY

LAW OFFICES OF ANDERSON & DORST
1365 W. Foothill Blvd., Suite 2
Upland, California 91786

WHEN RECORDED MAIL TO

Guy Christensen
12201 E. Valley Blvd.
El Monte, California 91732

QUITCLAIM DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, GUY CHRISTENSEN and JEANNE CHRISTENSEN, husband and wife; RUDY MACIAS and TINA MACIAS, husband and wife; and DON GEORGE HAIDL and GAIL MARGARET HAIDL, husband and wife do hereby REMISE, RELEASE AND FOREVER QUITCLAIM to GUY CHRISTENSEN and JEANNE CHRISTENSEN, husband and wife as to an undivided one-third interest; RUDY MACIAS and TINA MACIAS, husband and wife as to an undivided one-third interest; and DON GEORGE HAIDL and GAIL MARGARET HAIDL, husband and wife as to an undivided one-third interest the real property in the County of Los Angeles, State of California, described as:

SEE EXHIBIT “A” ATTACHED HERETO.

DATED: May 23, 1991
GUY CHRISTENSEN

JEANNE CHRISTENSEN

RUDY MACIAS

TINA MACIAS

DON GEORGE HAIDL

GAIL MARGARET HAIDL

STATE OF CALIFORNIA	)
)ss
COUNTY OF SAN BERNARDINO	)

On May 23, 1991, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared GUY CHRISTENSEN and JEANNE CHRISTENSEN known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in said County, the day and year this certificate first above written.

Notary Public in and for said County and State.

STATE OF CALIFORNIA	)
)ss
COUNTY OF SAN BERNARDINO	)

On June 4, 1991, before me, the undersigned, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared RUDY MACIAS and TINA MACIAS known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in said County, the day and year this certificate first above written.

Notary Public in and for said County and State.

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF	)

On July 10, 1991 before me, the undersigned, a Notary Public in and for said State, personally appeared DON GEORGE HAIDL and GAIL MARGARET HAIDL, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

WITNESS my hand and official seal.

Notary Public in and for the State

EXHIBIT “A”

PARCEL A:

THAT PORTION OF THE RANCHO LA PUENTE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 43 OF PATENTS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF BLOCK 30 OF O. T. BASSETT’S SUBDIVISION OF THE WORKMAN TRACT, AS PER MAP RECORDED IN BOOK 59 PAGE 4 ET SEQ. OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DISTANT THEREON NORTH 10° 32' 25" EAST 226.70 FEET FROM AN ANGLE POINT IN SAID WESTERLY LINE SHOWN AS STATION 7 ON SAID MAP OF O. T. BASSETT’S SUBDIVISION; THENCE SOUTH 10° 32' 25" WEST 226.70 FEET TO SAID STATION 7; THENCE ALONG SAID WESTERLY LINE SOUTH 32° 09' 55" WEST 13.58 FEET; THENCE NORTH 57° 57' WEST 637.94 FEET TO THE SOUTHEASTERLY LINE OF LAND DESCRIBED IN DEED TO BLUE DIAMOND MATERIAL CO. RECORDED IN BOOK 2288 PAGE 97, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG SAID SOUTHEASTERLY LINE NORTH 32° 03' EAST 105.27 FEET TO A LINE WHICH BEARS NORTH 70° 04' 36" EAST 567.50 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THE “PRECIOUS METAL AND ORES THEREOF” AS EXCEPTED FROM THE PARTITION BETWEEN JOHN ROWLAND SR. AND WILLIAM WORKMAN IN THE PARTITION DEED RECORDED IN BOOK 10 PAGE 39 OF DEEDS.

PARCEL B:

THAT PORTION OF THE RANCHO LA PUENTE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 43 OF PATENTS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF BLOCK 30 OF O. T. BASSETT’S SUBDIVISION OF THE WORKMAN TRACT, AS PER MAP RECORDED IN BOOK 59 PAGE 4 ET SEQ. OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DISTANT THEREON NORTH 10° 32' 25" EAST 346.85 FEET FROM AN ANGLE POINT IN SAID WESTERLY LINE SHOWN AS STATION 7 ON SAID MAP OF O. T. BASSETT’S SUBDIVISION; THENCE ALONG SAID WESTERLY LINE NORTH 10° 32' 25" EAST 120.15 FEET TO A POINT DISTANT THEREON SOUTH 10° 32' 25" WEST 456.37 FEET FROM AN ANGLE POINT IN SAID WESTERLY LINE SHOWN AS STATION 6 ON MAP OF SAID O. T. BASSETT’S SUBDIVISION; THENCE NORTH 84° 28' 32" WEST 537.61 FEET TO THE SOUTHEASTERLY LINE OF LAND DESCRIBED IN DEED TO BLUE DIAMOND MATERIALS CO. RECORDED ALONG

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SAID SOUTHEASTERLY LINE SOUTH 11° 33’ 00” WEST 40.78 FEET AND SOUTH 32° 03’ 00” WEST 13.68 FEET TO A LINE WHICH BEARS NORTH 77° 22’ 48” WEST FROM THE POINT OF BEGINNING; THENCE SOUTH 77° 22’ 48” EAST 541.64 FEET TO THE POINT OF BEGINNING.

PARCEL C:

THAT PORTION OF THE RANCHO LA PUENTE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 43 OF PATENTS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF BLOCK 30 OF O. T. BASSETT’S SUBDIVISION OF THE WORKMAN TRACT, AS PER MAP RECORDED IN BOOK 59 PAGE 4 ET SEQ. OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY DISTANT THEREON NORTH 10° 32’ 25” EAST 226.70 FEET FROM AN ANGLE POINT IN SAID WESTERLY LINE SHOWN AS STATION 7 ON SAID MAP OF O. T. BASSETT’S SUBDIVISION; THENCE ALONG SAID WESTERLY LINE NORTH 10° 32’ 25” EAST 120.15 FEET; THENCE NORTH 77° 22’ 48” WEST 541.64 FEET, MORE OR LESS, TO THE SOUTHEASTERLY LINE OF THE LAND DESCRIBED IN DEED TO BLUE DIAMOND MATERIALS CO. RECORDED IN BOOK 2288 PAGE 97, OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID SOUTHEASTERLY LINE SOUTH 32° 03’ 00” WEST 50.81 FEET TO A LINE WHICH BEARS NORTH 70° 04’ 36” WEST FROM THE POINT OF BEGINNING; THENCE SOUTH 70° 04’ 36” EAST 567.50 FEET TO THE POINT OF BEGINNING.

PARCEL D:

THAT PORTION OF THE RANCHO LA PUENTE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 43 OF PATENTS, ACQUIRED BY THE STATE OF CALIFORNIA BY DEED (STATE PARCEL A4037), RECORDED IN BOOK D118 PAGE 574, OFFICIAL RECORDS OF SAID COUNTY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY TERMINUS OF THE COURSE DESCRIBED IN DIRECTORS DEED BOOK D–A4037 RECORDED IN BOOK D2312 PAGE 95 OF SAID OFFICIAL RECORDS AS NORTH 20° 03’ 19” EAST 176.70 FEET; THENCE ALONG THE NORTHERLY PROLONGATION OF SAID COURSE NORTH 20° 03’ 19” EAST 24.02 FEET; THENCE NORTH 21° 09’ 09” EAST 303.51 FEET; THENCE NORTH 22° 56’ 06” EAST 306.52 FEET; THENCE NORTH 16° 34’ 38” EAST 521.55 FEET TO A POINT IN THE SOUTHERLY LINE OF THE 500 FOOT STRIP OF LAND DESCRIBED AS PARCEL 156 IN FINAL ORDER OF CONDEMNATION, A CERTIFIED COPY OF WHICH WAS RECORDED AS INSTRUMENT NO. 2797 IN BOOK 49362 PAGE 133 OF SAID OFFICIAL RECORDS AND ALSO DESCRIBED AS PARCEL 157 IN FINAL ORDER OF CONDEMNATION FILED IN SUPERIOR COURT CASE NO. 625315, A CERTIFIED COPY WAS RECORDED IN BOOK 54063 PAGE 14 OF SAID OFFICIAL RECORDS DISTANT ALONG SAID SOUTHERLY LINE NORTH 82° 08’ 15” EAST 222.05 FEET FROM THE EASTERLY TERMINUS OF A CURVE CONCAVE SOUTHERLY AND HAVING A RADIUS OF

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1550 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY LINE NORTH 82° 08' 15" EAST 996.63 FEET TO THE MOST EASTERLY LINE OF THE LAND REQUIRED BY PARCELS 1 AND 2 OF DEED (STATE PARCEL A4040) RECORDED IN BOOK D98 PAGE 223 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID MOST EASTERLY LINE SOUTH 18° 12' 37" EAST 159.34 FEET TO THE NORTHWESTERLY LINE OF THE LAND DESCRIBED IN DEED TO NICK M. PETAPOFF, ET AL. RECORDED APRIL 1, 1948 AS INSTRUMENT NO. 838 IN BOOK 26838 PAGE 156 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 71° 47' 23" WEST 748.57 FEET TO THE NORTHEASTERLY TERMINUS OF THE COURSE DESCRIBED IN PARCEL 2 OF SAID DEED (A4040) AS SOUTH 32° 02' WEST 576.10 FEET; THENCE ALONG LAST SAID COURSE SOUTH 31° 58' 03" WEST 576.10 FEET TO THE SOUTHWESTERLY TERMINUS OF LAST SAID COURSE; THENCE ALONG THE SOUTHERLY LINE OF THE LAND DESCRIBED IN THE DEED TO JOHN DOSPITAL AND JULIA DOSPITAL RECORDED IN INSTRUMENT NO. 143 ON AUGUST 3, 1942 IN BOOK 19477 PAGE 161 OF SAID OFFICIAL RECORDS SOUTH 81° 33' 28" WEST 112.30 FEET TO THE EASTERLY LINE OF THE LAND DESCRIBED IN DEED TO THE BLUE DIAMOND MATERIALS CO. RECORDED IN BOOK 2298 PAGE 97 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID EASTERLY LINE SOUTH 11° 28' 03" WEST 146.05 FEET AND SOUTH 31° 58' 03" WEST 487.43 FEET TO THE NORTHERLY LINE OF SAID LAND DESCRIBED IN SAID DIRECTOR’S DEED D–A4037; THENCE ALONG SAID NORTHERLY LINE NORTH 02° 52' 06" WEST 224.28 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION LYING NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE COURSE HEREINBEFORE DESCRIBED AS NORTH 21° 09' 09" EAST 303.51 FEET DISTANT THEREON NORTH 21° 09' 09" EAST 112.07 FEET FROM THE SOUTHERLY TERMINUS OF SAID COURSE; THENCE SOUTH 58° 01' 57" EAST 154.10 FEET TO THE POINT IN THE SOUTHEASTERLY LINE OF HEREINBEFORE DESCRIBED PARCEL OF LAND DISTANT THEREON NORTH 31° 58' 03" EAST 317.67 FEET FROM THE SOUTHWESTERLY TERMINUS OF SAID SOUTHEASTERLY TERMINUS OF SAID SOUTHEASTERLY LINE.

ALSO EXCEPTING THEREFROM ALL GAS, OIL AND MINERAL RIGHTS, WHETHER METALLIC OR NON-METALLIC, IN AND UNDER SAID LAND, BUT WITHOUT SURFACE RIGHTS FOR EXPLORATIONS, AS PROVIDED IN DEED FROM BLUE DIAMOND CORPORATION TO CONSUMERS HOLDING CO. RECORDED JUNE 12, 1946 IN BOOK 23283 PAGE 219, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OF THE PRECIOUS METALS AND ORES AS EXCEPTED FROM THE PARTITION BETWEEN JOHN ROWLAND, SR. AND WILLIAM WORKMAN IN THE PARTITION DEED RECORDED IN BOOK 10 PAGE 39 OF DEEDS.

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PARCEL E:

THAT PORTION OF THE RANCHO LA PUENTE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 43 OF PATENTS, ACQUIRED BY THE STATE OF CALIFORNIA BY DEED ( STATE PARCEL A4037), RECORDED IN BOOK D118 PAGE 574, OFFICIAL RECORDS OF SAID COUNTY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY TERMINUS OF THE COURSE DESCRIBED IN DIRECTORS DEED BOOK D–A4037 RECORDED IN BOOK D2312 PAGE 95 OF SAID OFFICIAL RECORDS AS NORTH 20° 03' 19" EAST 176.70 FEET; THENCE ALONG THE NORTHERLY PROLONGATION OF SAID COURSE NORTH 20° 03' 19" EAST 24.02 FEET; THENCE NORTH 21° 09' 09" EAST 303.51 FEET; THENCE NORTH 22° 56' 06" EAST 306.52 FEET; THENCE NORTH 16° 34' 38" EAST 521.55 FEET TO A POINT IN THE SOUTHERLY LINE OF THE 500 FOOT STRIP OF LAND DESCRIBED AS PARCEL 156 IN FINAL ORDER OF CONDEMNATION, A CERTIFIED COPY OF WHICH WAS RECORDED AS INSTRUMENT NO. 2797 IN BOOK 49362 PAGE 133 OF SAID OFFICIAL RECORDS AND ALSO DESCRIBED AS PARCEL 157 IN FINAL ORDER OF CONDEMNATION FILED IN SUPERIOR COURT CASE NO. 625315, A CERTIFIED COPY WAS RECORDED IN BOOK 54063 PAGE 14 OF SAID OFFICIAL RECORDS DISTANT ALONG SAID SOUTHERLY LINE NORTH 82° 08' 15" EAST 222.05 FEET FROM THE EASTERLY TERMINUS OF A CURVE CONCAVE SOUTHERLY AND HAVING A RADIUS OF 1550 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY LINE NORTH 82° 08' 15" EAST 996.63 FEET TO THE MOST EASTERLY LINE OF THE LAND REQUIRED BY PARCELS 1 AND 2 OF DEED (STATE PARCEL A4040) RECORDED IN BOOK D98 PAGE 223 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID MOST EASTERLY LINE SOUTH 18° 12' 37" EAST 159.34 FEET TO THE NORTHWESTERLY LINE OF THE LAND DESCRIBED IN DEED TO NICK W. PETAPOFF, ET AL. RECORDED APRIL 1, 1948 AS INSTRUMENT NO. 838 IN BOOK 26838 PAGE 156 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 71° 47' 23" WEST 748.57 FEET TO THE NORTHEASTERLY TERMINUS OF THE COURSE DESCRIBED IN PARCEL 2 OF SAID DEED (A4040) RECORDED IN BOOK D98 PAGE 233, OFFICIAL RECORDS AS NORTH 32° 02' WEST 576.10 FEET; THENCE ALONG LAST SAID COURSE SOUTH 31° 58' 03" WEST 576.10 FEET TO THE SOUTHWESTERLY TERMINUS OF LAST SAID COURSE; THENCE ALONG THE SOUTHERLY LINE OF THE LAND DESCRIBED IN THE DEED TO JOHN DOSPITAL AND JULIA DOSPITAL RECORDED AS INSTRUMENT NO. 143 ON AUGUST 3, 1942 IN BOOK 19477 PAGE 161 OF SAID OFFICIAL RECORDS SOUTH 81° 33' 28" WEST 112.30 FEET TO THE EASTERLY LINE OF THE LAND DESCRIBED IN DEED TO THE BLUE DIAMOND MATERIALS CO. RECORDED IN BOOK 2298 PAGE 97 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID EASTERLY LINE SOUTH 11° 28' 03" WEST 146.05 FEET AND SOUTH 31° 58' 03" WEST 487.43 FEET TO THE NORTHERLY LINE OF SAID LAND DESCRIBED IN SAID DIRECTOR’S DEED D–A4037; THENCE ALONG SAID NORTHERLY LINE NORTH 02° 52' 06" WEST 224.28 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION LYING SOUTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

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BEGINNING AT A POINT IN THE COURSE HEREINBEFORE DESCRIBED AS NORTH 21° 09' 09" EAST 303.51 FEET DISTANT THEREON NORTH 21° 09' 09" EAST 112.07 FEET FROM THE SOUTHERLY TERMINUS OF SAID COURSE; THENCE SOUTH 58° 01' 57" EAST 154.10 FEET TO A POINT IN THE SOUTHEASTERLY LINE OF HEREINBEFORE DESCRIBED PARCEL OF LAND DISTANT THEREON NORTH 31° 58' 03" EAST 317.67 FEET FROM THE SOUTHWESTERLY TERMINUS OF SAID SOUTHEASTERLY LINE.

ALSO EXCEPTING THEREFROM THAT PORTION LYING NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE COURSE HEREINBEFORE DESCRIBED AS NORTH 21° 09' 09" EAST 303.51 FEET DISTANT THEREON NORTH 21° 09' 09" EAST 219.24 FEET FROM THE SOUTHERLY TERMINUS OF SAID COURSE; THENCE SOUTH 58° 01' 57" EAST TO A POINT IN THE SOUTHEASTERLY LINE OF THE HEREINBEFORE DESCRIBED PARCEL OF LAND DISTANT THEREON NORTH 31° 58' 03" EAST 422.94 FEET FROM THE SOUTHWESTERLY TERMINUS OF SAID SOUTHEASTERLY LINE.

ALSO EXCEPTING THEREFROM ALL GAS, OIL AND MINERAL RIGHTS, WHETHER METALLIC OR NON–METALLIC, IN AND UNDER SAID LAND, BUT WITHOUT SURFACE RIGHTS FOR EXPLORATIONS, AS PROVIDED IN DEED FROM BLUE DIAMOND CORPORATION TO CONSUMERS HOLDING CO. RECORDED JUNE 12, 1946 IN BOOK 23283 PAGE 219, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OF THE PRECIOUS METALS AND ORES AS EXCEPTED FROM THE PARTITION BETWEEN JOHN ROWLAND, SR. AND WILLIAM WORKMAN IN THE PARTITION DEED RECORDED IN BOOK 10 PAGE 39 OF DEEDS.

PARCEL F:

THAT PORTION OF THE RANCHO LA PUENTE, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 43 OF PATENTS, ACQUIRED BY THE STATE OF CALIFORNIA BY DEED (STATE PARCEL A4037), RECORDED IN BOOK D118 PAGE 574, OFFICIAL RECORDS OF SAID COUNTY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY TERMINUS OF THE COURSE DESCRIBED IN DIRECTORS DEED BOOK D–A4037 RECORDED IN BOOK D2312 PAGE 95 OF SAID OFFICIAL RECORDS AS NORTH 20° 03' 19" EAST 176.70 FEET; THENCE ALONG THE NORTHERLY PROLONGATION OF SAID COURSE NORTH 20° 03' 19" EAST 24.02 FEET; THENCE NORTH 21° 09' 09" EAST 303.51 FEET; THENCE NORTH 22° 54' 06" EAST 306.52 FEET; THENCE NORTH 16° 34' 38" EAST 521.55 FEET TO A POINT IN THE SOUTHERLY LINE OF THE 500 FOOT STRIP OF LAND DESCRIBED AS PARCEL 156 IN FINAL ORDER OF CONDEMNATION, A CERTIFIED COPY OF WHICH WAS RECORDED AS INSTRUMENT NO. 2797 IN BOOK 49362 PAGE 133 OF SAID OFFICIAL RECORDS AND ALSO DESCRIBED AS PARCEL 157 IN FINAL ORDER OF CONDEMNATION FILED IN SUPERIOR COURT CASE NO. 625315, AS CERTIFIED COPY WAS RECORDED IN BOOK 54063 PAGE 14 OF SAID OFFICIAL RECORDS DISTANT ALONG SAID SOUTHERLY LINE NORTH 82° 08' 15"

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EAST 222.05 FEET FROM THE EASTERLY TERMINUS OF A CURVE CONCAVE SOUTHERLY AND HAVING A RADIUS OF 1550 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY LINE NORTH 82° 08' 15" EAST 996.63 FEET TO THE MOST EASTERLY LINE OF THE LAND REQUIRED BY PARCELS 1 AND 2 OF DEED (STATE PARCEL A4040) RECORDED IN BOOK D98 PAGE 223 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID MOST EASTERLY LINE SOUTH 18° 12' 37" EAST 159.34 FEET TO THE NORTHWESTERLY LINE OF THE LAND DESCRIBED IN DEED TO NICK W. PETAPOFF, ET AL. RECORDED APRIL 1, 1948 AS INSTRUMENT NO. 838 IN BOOK 26838 PAGE 156 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 71° 47' 23" WEST 748.57 FEET TO THE NORTHEASTERLY TERMINUS OF THE COURSE DESCRIBED IN PARCEL 2 OF SAID DEED (A4040) RECORDED IN BOOK D98 PAGE 233, OFFICIAL RECORDS AS NORTH 32° 02' WEST 574.10 FEET; THENCE ALONG LAST SAID COURSE SOUTH 31° 58' 03" WEST 576.10 FEET TO THE SOUTHWESTERLY TERMINUS OF LAST SAID COURSE; THENCE ALONG THE SOUTHERLY LINE OF THE LAND DESCRIBED IN THE DEED TO JOHN DOSPITAL AND JULIA DOSPITAL RECORDED AS INSTRUMENT NO. 143 ON AUGUST 3, 1942 IN BOOK 19477 PAGE 161 OF SAID OFFICIAL RECORDS SOUTH 81° 33' 28" WEST 112.30 FEET TO THE EASTERLY LINE OF THE LAND DESCRIBED IN DEED TO THE BLUE DIAMOND MATERIALS CO. RECORDED IN BOOK 2298 PAGE 97 OF SAID OFFICIAL RECORDS; THENCE ALONG SAID EASTERLY LINE SOUTH 11° 28 03" WEST 146.05 FEET AND SOUTH 31° 58' 03" WEST 487.43 FEET TO THE NORTHERLY LINE OF SAID LAND DESCRIBED IN SAID DIRECTOR’S DEED D–A4037; THENCE ALONG SAID NORTHERLY LINE NORTH 02° 52' 06" WEST 226.24 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION LYING NORTHEASTERLY OF A LINE HAVING A BEARING OF NORTH 58° 01' 57" WEST AND A LENGTH OF 178.91 FEET WHICH PASSES THROUGH A POINT IN THE HEREINBEFORE DESCRIBED COURSE HAVING A BEARING AND LENGTH OF NORTH 22° 56' 06" WEST 306.52 FEET DISTANT THEREON NORTH 22° 56' 06" WEST 20.17 FEET FROM THE SOUTHEASTERLY TERMINUS OF SAID COURSE AND WHICH PASSES THROUGH A POINT IN THAT CERTAIN COURSE IN THE WESTERLY LINE OF SAID LAND HERETOBEFORE DESCRIBED AS SOUTH 11° 28' 05" WEST 146.05 FEET DISTANT THEREON SOUTH 11° 28' 03" WEST 105.27 FEET FROM THE NORTHERLY TERMINUS OF LAST SAID CERTAIN COURSE.

EXCEPTING THEREFROM THAT PORTION LYING SOUTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE COURSE HEREINBEFORE DESCRIBED AS NORTH 21° 09' 09" EAST 303.51 FEET DISTANT THEREON NORTH 21° 09' 09" EAST 219.24 FEET FROM THE SOUTHERLY TERMINUS OF SAID COURSE; THENCE SOUTH 58° 01' 57" EAST TO A POINT IN THE SOUTHEASTERLY LINE OF HEREINABOVE DESCRIBED PARCEL OF LAND DISTANT NORTH 31° 58' 03" EAST 422.94 FEET FROM THE SOUTHWESTERLY TERMINUS OF SAID SOUTHEASTERLY LINE.

ALSO EXCEPTING THEREFROM ALL GAS, OIL AND MINERAL RIGHTS, WHETHER METALLIC OR NON–METALLIC, IN AND UNDER SAID LAND, BUT WITHOUT SURFACE RIGHTS FOR EXPLORATIONS AS PROVIDED IN DEED FROM BLUE DIAMOND CORPORATION TO CONSUMERS HOLDING CO. RECORDED JUNE 12, 1946 IN BOOK 23283 PAGE 219, OFFICIAL RECORDS.

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ALSO EXCEPTING THEREFROM ALL OF THE PRECIOUS METALS AND ORES AS EXCEPTED FROM THE PARTITION BETWEEN JOHN ROWLAND, SR. AND WILLIAM WORKMAN IN THE PARTITION DEED RECORDED IN BOOK 10 PAGE 39 OF DEEDS.

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